Exhibit 10.52
EXECUTION VERSION

New Lender Supplement
November 9, 2018
Reference is made to the Credit Agreement, dated as of May 21, 2018 (as amended, amended and restated, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among WILLIAM LYON HOMES, INC., a California corporation, WILLIAM LYON HOMES, a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
Upon (a) execution and delivery of this New Lender Supplement, dated as of the date hereof, by the parties hereto as provided in Section 2.21 of the Credit Agreement and (b) receipt by the Administrative Agent and the undersigned (the “New Lender”) of the certificate referred to in such Section 2.21 the New Lender hereby becomes a Lender under the Credit Agreement having the Commitment set forth in Schedule 1 attached hereto and shall be bound by the obligations in the Credit Agreement as a Lender and entitled to the benefits of the Credit Agreement, effective as of the Increased Facility Closing Date referred to below.
The Borrower hereby makes to each of the Administrative Agent and the New Lender, on the date hereof and on the Increased Facility Closing Date, each of the representations and warranties contained in Section 4 of the Credit Agreement, and each of such representations and warranties is hereby incorporated by reference herein. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this New Lender Supplement and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter in this New Lender Supplement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
THIS NEW LENDER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This New Lender Supplement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This New Lender Supplement shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this New Lender Supplement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

COMPASS BANK,

By /s/ Ben Weimer

Name: Ben Weimer
Title: Senior Vice President

Signature page to New Lender Supplement (Compass Bank)

Accepted and agreed:

WILLIAM LYON HOMES, INC.,

By /s/ Colin T. Severn

Name: Colin T. Severn
Title: Senior Vice President and Chief Financial Officer

Signature page to New Lender Supplement (Compass Bank)

JPMORGAN CHASE BANK, NA.,
as Administrative Agent,

By /s/ Chiara Carter

Name: Chiara Carter
Title: Executive Director

Signature page to New Lender Supplement (Compass Bank)

ATTACHMENT 1
Commitment and Notice Address

1.	Name of Lender:	Compass Bank
	Notice Address:	8080 N. Central Expressway
Dallas, TX 75206

	Attention:	Ben Weimer
	Telephone:	(214) 360-1610
	Facsimile:	(205) 524-9584

2.	Commitment:	$40,000,000
3.	Increased Facility Closing Date	November 9, 2018